UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of Earliest Event Reported): August 7, 2007

FISCHER IMAGING CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-19386	36-2756787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

390 Interlocken Crescent, Suite 490 Broomfield, Colorado (Address of Principal Executive Offices)		80021 (Zip Code)

(303) 661-9292

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On July 9, 2007, Registrant filed under Form 8-K, Exhibit 99.7, the final financial activity of Fischer Imaging Corporation (“Fischer”).  As of May 18, 2007, the Effective Date of Registrant’s Chapter 11 Liquidating Plan, Registrant, having transferred all assets and obligations to the Fischer Liquidating Trust (“Trust”), and having terminated the employment of all managers and employees was deemed dissolved.  As described in the Modified Disclosure Statement for Liquidating Chapter 11 Plan and the Liquidating Chapter 11 Plan filed as Exhibit 99.2 to Form 8-K dated April 16, 2007; upon the Effective Date, all equity interests were cancelled, and all Debtor’s assets were transferred to the Trust.  Tom H. Connolly has been appointed as the Trustee of the Fischer Liquidating Trust, and he shall be responsible for, among other things, the payment of all Claims, Claim objections, and liquidation of remaining assets.  To the extent that funds are available after the payment in full of all Unsecured Claims, holders of Allowed Common Stock Interests as of the Effective Date shall receive a pro rata distribution.

Registrant does not anticipate making any future filings.

The contact information for Fischer Liquidating Trust is as follows:

Fischer Liquidating Trust

Attn: Tom H. Connolly, Trustee

390 Interlocken Crescent, Suite 490

Broomfield, CO 80021

Tel: 303-661-9292

Fax: 303-661-9555

The information in this Current Report on Form 8-K under Item 8.01, “Regulation FD Disclosure,” shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

SAFE HARBOR

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to Fischer as of the date of this Current Report on Form 8-K.  Information concerning additional risks and uncertainties related to Fischer is contained in Fischer’s Quarterly Report on Form 10-Q as filed with the SEC on November 9, 2006 and in Fischer’s Form 10-K as filed with the SEC on March 31, 2006 and amended on May 1, 2006. These forward-looking statements should not be relied upon as representing the company’s views as of any subsequent date and Fischer undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCHER IMAGING CORPORATION

Date:	August 7, 2007	By:	/s/ Tom H. Connolly
Tom H. Connolly
President and Chief Executive Officer